                       SEMIANNUAL REPORT / APRIL 30, 2002

                        AIM LARGE CAP OPPORTUNITIES FUND

           On July 1, 2002, AIM Large Cap Opportunities Fund will be renamed AIM Opportunities III Fund.

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

               MIDMORNING, DONNINGTON, GLOUCESTER, BY CHARLES NEAL

  A BEAUTIFUL PAINTING IS A BLEND OF CAREFULLY SELECTED COLORS. SIMILARLY, IN

  CONSTRUCTING THE PORTFOLIO OF AIM LARGE CAP OPPORTUNITIES FUND, WE CAREFULLY

 SELECT THE STOCKS OF LARGER COMPANIES THAT WE BELIEVE HAVE EXCITING PROSPECTS.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Opportunities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's average annual total returns (including sales charges) for the periods ended 4/30/02 are as follows: Class A shares, inception (12/30/99), -8.29%; one year, -28.17%. Class B shares, inception (3/31/00), -18.93%;
    one year, -28.32%. Class C shares, inception (3/31/00), -17.78%; one year, -25.30%.

o In addition to returns as of the close of the reporting period, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 3/31/02 (the most recent calendar quarter-end), which are as follows: Class A shares, inception (12/30/99), -6.24%; one year, -21.42%. Class B shares, inception (3/31/00),
    -17.74%; one year, -21.65%. Class C shares, inception (3/31/00), -16.10%;
    one year, -18.36%.

o Past performance cannot guarantee comparable future returns. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o   The fund is closed to new investors.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Growth Index measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                        Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

   Briefly, in this difficult period for large-cap stocks, total return at net asset value was -4.98% for AIM Large Cap Opportunities Fund Class A shares for the six months ended April 30, 2002. The fund's growth orientation was a further disadvantage, since the period favored value stocks. The fund's broad market index, the S&P 500, returned 2.31% during the same period, benefiting much from its value exposure.

   You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

FUND CONFRONTS CONTINUED MARKET ADVERSITY

HOW DID AIM LARGE CAP OPPORTUNITIES FUND PERFORM DURING THE PERIOD?

The fund was at a double disadvantage during the reporting period, as small-cap and mid-cap stocks outperformed large caps and value stocks continued to outperform growth stocks. For the six-month period ended April 30, 2002, the fund's total returns at net asset value were -4.98% for Class A shares, -5.38% for Class B shares and -5.27% for Class C shares.

   The S&P 500 Index, which is the broad market index for the fund and is often cited to represent the U.S. stock market as a whole, returned 2.31%, thanks largely to its exposure to value stocks. The Russell 1000 Growth Index's -2.13% return for the period was more similar to that of the fund, as might be expected, since that index represents a group of stocks more comparable to the fund's holdings.

HOW DID THE ADVERSE ECONOMIC CLIMATE AFFECT THE MARKET FOR LARGE-CAP STOCKS?

The slowdown of the past two years severely cut into corporate earnings, and the sinking earnings undercut stock valuations. Yet the actual recession was one of the mildest in the past 60 years. After a single quarter of negative growth (the third quarter of 2001), the U.S. economy began expanding again. Gross domestic product (GDP) grew at a 1.7% annual rate during the fourth quarter, then unexpectedly shot up to a torrid 5.6% rate during the first quarter of 2002. Consumers spent briskly. Many manufacturers increased production to replenish inventories that were selling at last. The stock market rallied as investors expected vigorous growth to continue. The Federal Reserve Board ("the Fed") even hinted that it might soon need to raise short-term interest rates to prevent the rapid growth from spurring inflation.

   But in April, growth unexpectedly slowed. Unemployment, which had been shrinking, spiked to 6%. The consumer spending growth rate declined, and inflation remained very low. Replenished inventories remained unsold as end-user demand lagged behind production. Companies continued postponing capital expenditures as nervous executives waited

================================================================================

FUND AT A GLANCE

AIM Large Cap Opportunities Fund seeks long-term growth of capital.

                                    [PHOTO]

INVESTMENT STYLE: Growth (focuses on the growth potential of a company's earnings, the most tangible measure of growth and success.)

o   Invests in stocks of companies with large market capitalization

o Employs short selling and leveraging to maximize returns and reduce volatility

o Uses hedging techniques that may present higher risks but potentially higher rewards

o Seeks out companies offering special opportunities--unusual developments such as technological advances or competitive changes

================================================================================

to see profit margins improve before incurring new costs. Likewise, investors hesitated to buy stocks of large companies with sagging earnings and uncertain prospects.

WHERE DID THIS ROLLER COASTER LEAVE THE STOCK MARKET?

Despite impressive rallies in November and early March, stocks struggled for most of the period. Growth stocks performed impressively in the November rally, but underperformed value stocks for the reporting period as a whole. Since AIM Large Cap Opportunities Fund is managed as a growth fund, this rotation detracted from results.

   Nonetheless, we found sectors able to produce good returns. Among the better-performing ones were the consumer-discretionary and consumer-staples sectors, which continued to flourish due to consumers' continued spending, and energy, which rallied as oil and gas prices rose. Information technology stocks performed strongly at the close of 2001 but dropped in the first months of 2002, as corporate spending on technology was weak. Financial services stocks, especially banks, got a boost from the low interest-rate environment, which encouraged borrowing.

HOW DID YOU MANAGE THE FUND TO DEAL WITH THE MARKET TRENDS?

We continued selecting holdings based on bottom-up analysis, thoroughly researching the soundness of a company's fundamentals before purchasing its stock.

   The continued strength of consumer spending benefited the consumer-discretionary sector, and several such holdings contributed positively to the fund's performance during the period, such as Wendy's fast food restaurants, whose net

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

===================================================================================================================================
TOP 10 LONG POSITIONS                             TOP 10 INDUSTRIES                             TOP 9 SHORT POSITIONS
-----------------------------------------------------------------------------------------------------------------------------------
 1. Taiwan Semiconductor Manufacturing    4.2%     1. Diversified Financial Services     10.1%   1. TMP Worldwide Inc.         1.0%
    Co. Ltd.-ADR (Taiwan)

 2. Citigroup Inc.                        4.0      2. Semiconductors                     7.6     2. Eastman Kodak Co..         0.9

 3. Clear Channel Communications, Inc.    3.7      3. Pharmaceuticals                    6.3     3. Campbell Soup Co..         0.8

 4. Wells Fargo & Co.                     2.6      4. Banks                              4.2     4. Brocade Communications
                                                                                                    Systems, Inc.              0.7

 5. GlobalSantaFe Corp.                   2.5      5. Broadcasting & Cable TV            3.7     5. Corporate Executive
                                                                                                    Board Co. (The)            0.7

 6. Freddie Mac                           2.2      6. Oil & Gas Equipment & Services     3.4     6. Adolph Coors Co.-
                                                                                                    Class B                    0.7

 7. General Electric Co.                  2.1      7. Industrial Conglomerates           3.1     7. Outback Steakhouse, Inc.   0.5

 8. Smith International, Inc.             2.1      8. Apparel Retail                     3.0     8. Manugistics Group, Inc.    0.4

 9. Du Pont (E. I.) de Nemours & Co.      2.0      9. Movies & Entertainment             2.7     9. Scientific-Atlanta, Inc.   0.2

10. OM Group, Inc.                        1.9     10. Health Care Equipment              2.7

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
===================================================================================================================================

income has grown substantially over the past year. In the energy industry, positive contributions to performance came from Smith International, a worldwide supplier of products and services to the oil and gas exploration and production industry, also a big gainer in net income for the year.

   During the first quarter we found holdings in medical devices and high-growth pharmaceuticals that performed well. But in April, health care stocks became more defensive, their performance dropped slightly, and we lowered the fund's exposure to this sector somewhat.

   For long positions, we searched out companies that were well positioned to benefit from economic recovery. Despite overall weakness in the technology sector, we continued to find strong companies in the semiconductor and semiconductor production equipment industries. These companies tend to be on the leading edge of economic recoveries because other firms buy semiconductors to build into their manufactured goods. We expected technology to recover a bit sooner than it did, so this sector hampered performance during the period just ended, but these holdings position the fund well to benefit as the recovery gains momentum.

DID SHORT SALES HELP DURING THE PERIOD?

Among short sales that helped performance were air cargo outsourcer Atlas Air Worldwide Holdings and Sun Micro-systems, a provider of products and services for computer networking, both of which we sold short because of earnings disappointments. We target about 6% to 10% of fund assets for short positions, selecting such holdings based on company-specific risks. At the end of the period, short sale positions composed 6.01% of the fund, down from 8.68% the prior month.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

The economic situation appeared to offer grounds for cautious optimism. The recovery seemed to be continuing, though at a more modest pace. Recessionary conditions lasted only one quarter and were relatively mild compared to past downturns, and some economists hypothesized that mild recessions generate mild recoveries. If that were to occur, moderate growth might continue for several months without generating much inflation, perhaps allowing the Fed to leave interest rates unchanged for some time. A continuation of low rates could help increase companies' earnings by reducing costs, leaving them more profit from their revenues and bolstering their stock values.

   The markets, however, remained volatile because of investors' uncertainty about mixed economic signals, corporate accounting practices, and the Middle East.


PORTFOLIO MANAGEMENT TEAM

 Steven A. Brase
 Brant H. DeMuth
 Robert C. Leslie
 Charles D. Scavone

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                              MARKET
                                                 SHARES        VALUE
STOCKS & OTHER EQUITY INTERESTS-92.79%

AEROSPACE & DEFENSE-1.17%

Lockheed Martin Corp.                              55,000   $ 3,459,500
=======================================================================

ALUMINUM-1.44%

Alcoa Inc.                                        125,000     4,253,750
=======================================================================

APPAREL & ACCESSORIES-0.90%

Tommy Hilfiger Corp.(a)                           170,000     2,657,100
=======================================================================

APPAREL RETAIL-2.95%

Abercrombie & Fitch Co.-Class A(a)(b)             175,000     5,250,000
-----------------------------------------------------------------------
Talbots, Inc. (The)                               100,000     3,440,000
=======================================================================
                                                              8,690,000
=======================================================================

BANKS-4.21%

Bank of New York Co., Inc. (The)                  130,000     4,756,700
-----------------------------------------------------------------------
Wells Fargo & Co.                                 150,000     7,672,500
=======================================================================
                                                             12,429,200
=======================================================================

BREWERS-1.80%

Anheuser-Busch Cos., Inc.                         100,000     5,300,000
=======================================================================

BROADCASTING & CABLE TV-3.74%

Clear Channel Communications, Inc.(a)             235,000    11,033,250
=======================================================================

COMPUTER HARDWARE-2.68%

Dell Computer Corp.(a)                            125,000     3,292,500
-----------------------------------------------------------------------
International Business Machines Corp.              55,000     4,606,800
=======================================================================
                                                              7,899,300
=======================================================================

CONSTRUCTION & ENGINEERING-1.81%

Shaw Group Inc. (The)(a)                          175,000     5,342,750
=======================================================================

DIVERSIFIED CHEMICALS-1.96%

Du Pont (E. I.) de Nemours & Co.                  130,000     5,785,000
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.68%

Cendant Corp.(a)                                  275,000     4,947,250
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-10.12%

Ambac Financial Group, Inc.                        55,000     3,457,300
-----------------------------------------------------------------------
Citigroup Inc.                                    275,000    11,907,500
-----------------------------------------------------------------------
Freddie Mac                                       100,000     6,535,000
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      50,000     2,950,000
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  105,000     5,010,600
=======================================================================
                                                             29,860,400
=======================================================================

DIVERSIFIED METALS & MINING-1.55%

Peabody Energy Corp.                               60,000     1,621,800
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
DIVERSIFIED METALS & MINING-(CONTINUED)

Phelps Dodge Corp.(a)                              82,500   $ 2,953,500
=======================================================================
                                                              4,575,300
=======================================================================

DRUG RETAIL-0.85%

CVS Corp.                                          75,000     2,511,000
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.61%

Celestica Inc. (Canada)(a)                         65,000     1,800,500
=======================================================================

GENERAL MERCHANDISE STORES-1.89%

Wal-Mart Stores, Inc.                             100,000     5,586,000
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.18%

Laboratory Corp. of America Holdings(a)(b)         35,000     3,472,000
=======================================================================

HEALTH CARE EQUIPMENT-2.68%

Guidant Corp.(a)                                   75,000     2,820,000
-----------------------------------------------------------------------
Medtronic, Inc.                                    75,000     3,351,750
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           50,000     1,735,500
=======================================================================
                                                              7,907,250
=======================================================================

HEALTH CARE FACILITIES-1.86%

Tenet Healthcare Corp.(a)(b)                       75,000     5,502,750
=======================================================================

HOME IMPROVEMENT RETAIL-1.07%

Lowe's Cos., Inc.                                  75,000     3,171,750
=======================================================================

INDUSTRIAL CONGLOMERATES-2.99%

3M Co.(b)                                          20,000     2,516,000
-----------------------------------------------------------------------
General Electric Co.                              200,000     6,310,000
=======================================================================
                                                              8,826,000
=======================================================================

INDUSTRIAL GASES-1.14%

Air Products & Chemicals, Inc.                     70,000     3,363,500
=======================================================================

INTEGRATED OIL & GAS-1.50%

Exxon Mobil Corp.                                 110,000     4,418,700
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.04%

BellSouth Corp.                                    50,000     1,517,500
-----------------------------------------------------------------------
SBC Communications Inc.                            50,000     1,553,000
=======================================================================
                                                              3,070,500
=======================================================================

IT CONSULTING & SERVICES-1.77%

Computer Sciences Corp.(a)                         50,000     2,242,500
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      100,000     2,976,000
=======================================================================
                                                              5,218,500
=======================================================================


                                                              MARKET
                                                 SHARES        VALUE

MOVIES & ENTERTAINMENT-2.72%

AOL Time Warner Inc.(a)(b)                        175,000   $ 3,328,500
-----------------------------------------------------------------------
Viacom Inc.-Class B(a)                            100,000     4,710,000
=======================================================================
                                                              8,038,500
=======================================================================

MULTI-LINE INSURANCE-0.94%

American International Group, Inc.                 40,000     2,764,800
=======================================================================

MULTI-UTILITIES-1.95%

Duke Energy Corp.                                 100,000     3,833,000
-----------------------------------------------------------------------
Williams Cos., Inc. (The)                         100,000     1,910,000
=======================================================================
                                                              5,743,000
=======================================================================

NETWORKING EQUIPMENT-1.73%

Cisco Systems, Inc.(a)                            200,000     2,930,000
-----------------------------------------------------------------------
Emulex Corp.(a)                                    75,000     2,174,250
=======================================================================
                                                              5,104,250
=======================================================================

OIL & GAS DRILLING-2.50%

GlobalSantaFe Corp.                               210,000     7,368,900
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-3.38%

BJ Services Co.(a)                                100,000     3,674,000
-----------------------------------------------------------------------
Smith International, Inc.(a)                       90,000     6,304,500
=======================================================================
                                                              9,978,500
=======================================================================

OIL & GAS REFINING & MARKETING-1.01%

Premcor Inc.(a)                                    36,700     1,036,775
-----------------------------------------------------------------------
Valero Energy Corp.                                45,000     1,942,200
=======================================================================
                                                              2,978,975
=======================================================================

PHARMACEUTICALS-6.27%

Forest Laboratories, Inc.(a)                       60,000     4,628,400
-----------------------------------------------------------------------
Merck & Co., Inc.(b)                               65,000     3,532,100
-----------------------------------------------------------------------
Pfizer Inc.                                       105,000     3,816,750
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         40,000     2,240,400
-----------------------------------------------------------------------
Wyeth                                              75,000     4,275,000
=======================================================================
                                                             18,492,650
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.14%

Allstate Corp. (The)                               85,000     3,377,900
=======================================================================

RESTAURANTS-1.01%

Wendy's International, Inc.                        80,000     2,992,000
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.83%

Applied Materials, Inc.(a)                        100,000     2,432,000
-----------------------------------------------------------------------
Teradyne, Inc.(a)                                  90,000     2,965,500
=======================================================================
                                                              5,397,500
=======================================================================

SEMICONDUCTORS-7.52%

Broadcom Corp.-Class A(a)                         100,000     3,450,000
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Marvell Technology Group Ltd. (Bermuda)(a)         53,000   $ 1,908,000
-----------------------------------------------------------------------
Microchip Technology Inc.(a)                      100,000     4,450,000
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                               700,000    12,390,000
=======================================================================
                                                             22,198,000
=======================================================================

SPECIALTY CHEMICALS-1.91%

OM Group, Inc.                                     84,400     5,633,700
=======================================================================

SYSTEMS SOFTWARE-2.47%

Microsoft Corp.(a)                                 80,000     4,180,800
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         110,000     3,117,400
=======================================================================
                                                              7,298,200
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-1.82%

Motorola, Inc.                                    250,000     3,850,000
-----------------------------------------------------------------------
QUALCOMM Inc.(a)(b)                                50,000     1,508,000
=======================================================================
                                                              5,358,000
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $270,160,659)                                   273,806,125
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
  NOTES-0.09%

TELECOMMUNICATIONS EQUIPMENT-0.09%

Kestrel Solutions, Conv. Sub. Notes,
  5.50%, 07/15/05 (Acquired 07/20/00-
  10/10/00; Cost $5,800,000)(c)(d)             $5,500,000       275,000
=======================================================================
U.S. TREASURY SECURITIES-0.34%

U.S. TREASURY BILLS-0.34%

  1.67%, 06/20/02 (Cost $997,681)(e)            1,000,000       997,681
=======================================================================


                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE       MONTH
OPTIONS
  PURCHASED-1.88%

CALLS-0.38%

Coors (Adolph) Co.-
  Class B (Brewers)        150      $   70      Jun-02         20,625
---------------------------------------------------------------------
iShares Russell Value
  Index Fund             3,500          57      Aug-02        498,750
---------------------------------------------------------------------
LSI Logic Corp.
  (Semiconductors)       2,000          15      Jul-02        115,000
---------------------------------------------------------------------
PepsiCo, Inc. (Soft
  Drinks)                2,000          55      Oct-02        275,000
---------------------------------------------------------------------
S&P 500 Index              160       1,200      Sep-02        148,000
---------------------------------------------------------------------
Telefonaktiebolaget
  LM Ericsson
  A.B.-ADR
  (Telecommunications
  Equipment)            10,000         7.5      Jan-03         50,000
=====================================================================
                                                            1,107,375
=====================================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION     MARKET
                       CONTRACTS    PRICE       MONTH        VALUE

PUTS-1.50%

General Electric Co.
  (Industrial
  Conglomerates)           500      $   35      Jun-02     $  190,000
---------------------------------------------------------------------
Philadelphia Oil
  Service Sector
  Index                    500         100      May-02         80,000
---------------------------------------------------------------------
Philadelphia Oil
  Service Sector
  Index                  1,000          90      May-02         30,000
---------------------------------------------------------------------
S&P 500 Index              134       1,075      May-02        232,490
---------------------------------------------------------------------
S&P 500 Index              911       1,075      Jun-02      2,728,445
---------------------------------------------------------------------
S&P 500 Index              272       1,050      Sep-02      1,062,160
---------------------------------------------------------------------
Valero Energy Corp.
  (Oil & Gas Refining
  & Marketing)             450          45      May-02        112,500
=====================================================================
                                                            4,435,595
=====================================================================
    Total Options
      Purchased (Cost
      $8,621,447)                                           5,542,970
=====================================================================


                                                SHARES
MONEY MARKET FUNDS-2.47%

STIC Liquid Assets Portfolio(f)                3,639,721      3,639,721
-----------------------------------------------------------------------
STIC Prime Portfolio(f)                        3,639,721      3,639,721
=======================================================================
    Total Money Market Funds (Cost
      $7,279,442)                                             7,279,442
=======================================================================
TOTAL INVESTMENTS-97.57% (Cost $292,762,282)                287,901,218
=======================================================================
OTHER ASSETS LESS LIABILITIES-2.43%                           7,178,952
=======================================================================
NET ASSETS-100.00%                                          295,080,170
_______________________________________________________________________
=======================================================================

                                               SHARES
                                                SOLD        MARKET
                                                SHORT       VALUE
SECURITIES SOLD SHORT(G)

Brocade Communications Systems, Inc.            85,000      2,175,150
---------------------------------------------------------------------
Campbell Soup Co.                               90,000      2,484,900
---------------------------------------------------------------------
Adolph Coors Co.-Class B                        30,000      2,005,500
---------------------------------------------------------------------
Corporate Executive Board Co. (The)             55,000      2,090,000
---------------------------------------------------------------------
Eastman Kodak Co.                               77,600      2,499,496
---------------------------------------------------------------------
Manugistics Group, Inc.                         75,000      1,182,000
---------------------------------------------------------------------
Outback Steakhouse, Inc.                        45,000      1,578,150
---------------------------------------------------------------------
Scientific-Atlanta, Inc.                        35,000        700,000
---------------------------------------------------------------------
TMP Worldwide Inc.                             100,200      3,023,034
=====================================================================
    Total Securities Sold Short                          $ 17,738,230
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Sub.   - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 04/30/02 represented 0.09% of the Fund's net assets.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) Collateral on short sales was segregated by the fund in the amount of $21,656,800 which represents 122% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $292,762,282)                                $287,901,218
-----------------------------------------------------------
Cash                                              8,167,178
-----------------------------------------------------------
Receivables for:
  Investments sold                                6,889,595
-----------------------------------------------------------
  Fund shares sold                                   15,610
-----------------------------------------------------------
  Dividends and interest                            233,098
-----------------------------------------------------------
  Investments sold short                         18,273,194
-----------------------------------------------------------
  Short positions covered                             5,315
-----------------------------------------------------------
  Short stock rebates                                31,024
-----------------------------------------------------------
Investment for deferred compensation plan            14,396
-----------------------------------------------------------
Other assets                                         25,699
===========================================================
    Total assets                                321,556,327
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           6,395,744
-----------------------------------------------------------
  Fund shares reacquired                          1,463,708
-----------------------------------------------------------
  Options written (premiums received
    $751,080)                                       464,760
-----------------------------------------------------------
  Deferred compensation plan                         14,396
-----------------------------------------------------------
  Short stock account dividends                      16,600
-----------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $18,273,194)        17,738,230
-----------------------------------------------------------
Accrued distribution fees                           229,511
-----------------------------------------------------------
Accrued trustees' fees                                  694
-----------------------------------------------------------
Accrued transfer agent fees                          70,958
-----------------------------------------------------------
Accrued operating expenses                           81,556
===========================================================
    Total liabilities                            26,476,157
===========================================================
Net assets applicable to shares outstanding    $295,080,170
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $132,137,812
___________________________________________________________
===========================================================
Class B                                        $116,097,104
___________________________________________________________
===========================================================
Class C                                        $ 46,845,254
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          15,759,862
___________________________________________________________
===========================================================
Class B                                          14,054,204
___________________________________________________________
===========================================================
Class C                                           5,671,863
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.38
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.38 divided by
      94.50%)                                  $       8.87
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.26
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.26
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $6,077)                                   $  1,044,064
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                              67,598
-----------------------------------------------------------
Interest                                            205,810
-----------------------------------------------------------
Short stock rebates                                 215,019
===========================================================
    Total investment income                       1,532,491
===========================================================

EXPENSES:

Advisory fees                                       888,221
-----------------------------------------------------------
Administrative services fees                         45,992
-----------------------------------------------------------
Custodian fees                                       27,977
-----------------------------------------------------------
Distribution fees -- Class A                        274,311
-----------------------------------------------------------
Distribution fees -- Class B                        676,988
-----------------------------------------------------------
Distribution fees -- Class C                        278,308
-----------------------------------------------------------
Transfer agent fees -- Class A                      159,132
-----------------------------------------------------------
Transfer agent fees -- Class B                      141,549
-----------------------------------------------------------
Transfer agent fees -- Class C                       58,190
-----------------------------------------------------------
Trustees' fees                                        5,025
-----------------------------------------------------------
Interest                                             67,259
-----------------------------------------------------------
Dividends on short sales                            122,908
-----------------------------------------------------------
Other                                               113,929
===========================================================
    Total expenses                                2,859,789
===========================================================
Less: Fees waived                                   (79,897)
-----------------------------------------------------------
    Expenses paid indirectly                         (2,207)
===========================================================
    Net expenses                                  2,777,685
===========================================================
Net investment income (loss)                     (1,245,194)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS,
  OPTION CONTRACTS AND SECURITIES SOLD
  SHORT:

Net realized gain (loss) from:
  Investment securities                         (49,510,363)
-----------------------------------------------------------
  Futures contracts                                 188,494
-----------------------------------------------------------
  Option contracts written                          413,983
-----------------------------------------------------------
  Securities sold short                          (7,291,883)
===========================================================
                                                (56,199,769)
===========================================================
Change in net unrealized appreciation of:
  Investment securities                          41,058,627
-----------------------------------------------------------
  Option contracts written                          485,530
-----------------------------------------------------------
  Securities sold short                             547,315
===========================================================
                                                 42,091,472
===========================================================
Net gain (loss) from investment securities,
  futures contracts, option contracts and
  securities sold short                         (14,108,297)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(15,353,491)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2002             2001
                                                              -------------    -------------
OPERATIONS:

  Net investment income (loss)                                $  (1,245,194)   $  (4,007,326)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts, option contracts and securities sold
    short                                                       (56,199,769)    (193,001,160)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                   42,091,472      (32,286,411)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (15,353,491)    (229,294,897)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                --      (10,086,217)
--------------------------------------------------------------------------------------------
  Class B                                                                --       (7,676,342)
--------------------------------------------------------------------------------------------
  Class C                                                                --       (3,061,577)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (32,795,539)     (84,873,590)
--------------------------------------------------------------------------------------------
  Class B                                                       (20,837,639)     (44,122,306)
--------------------------------------------------------------------------------------------
  Class C                                                       (10,263,453)     (13,372,968)
============================================================================================
    Net increase (decrease) in net assets                       (79,250,122)    (392,487,897)
============================================================================================

NET ASSETS:

  Beginning of period                                           374,330,292      766,818,189
============================================================================================
  End of period                                               $ 295,080,170    $ 374,330,292
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 549,425,205    $ 613,321,836
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (1,325,665)         (12,888)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures contracts, option contracts and
    securities sold short                                      (248,979,590)    (192,779,821)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, option contracts and securities sold short       (4,039,780)     (46,198,835)
============================================================================================
                                                              $ 295,080,170    $ 374,330,292
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The Fund closed to new investors on September 29, 2000.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $187,853,698 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

K. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1,2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $67,583 reduction in the cost of securities and a corresponding $67,583 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $29,362 and to increase net unrealized gains and losses by $29,362. As a result the net investment income per share and the net realized and unrealized gains and losses per share remained the same. The ratio of net investment income to average net assets decreased by 0.02%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $1,522.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $45,992 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $207,239 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $195,936, $676,988 and $278,308, respectively, as compensation under the Plans. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. For the six months ended April 30, 2002, AIM Distributors waived fees of $78,375 for Class A shares.

  AIM Distributors retained commissions of $6,864 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $1,479, $428 and $1,603 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $3,868 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

  For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,015 and reductions in custodian fees of $192 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,207.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first serve basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.

  During the six months ended April 30, 2002, the average outstanding daily balance of bank loans for the Fund was $438,356 with a weighted average interest rate of 2.57%.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $287,924,866 and $373,654,069, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                        $ 23,161,953
-----------------------------------------------------------
  Securities sold short                           1,022,047
-----------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                         (30,330,353)
-----------------------------------------------------------
  Securities sold short                            (487,083)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $ (6,633,436)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $295,069,618.
Proceeds from securities sold short for tax purposes is
  $18,273,194.


NOTE 8--CALL OPTION CONTRACTS


Transactions in call options written during the six months ended April 30, 2002 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    -----------
Beginning of period                                              3,563     $   578,087
--------------------------------------------------------------------------------------
Written                                                         19,860       4,406,711
--------------------------------------------------------------------------------------
Closed                                                         (17,519)     (4,091,507)
--------------------------------------------------------------------------------------
Exercised                                                       (1,810)       (264,662)
--------------------------------------------------------------------------------------
Expired                                                         (1,675)       (229,043)
======================================================================================
End of period                                                    2,419     $   399,586
______________________________________________________________________________________
======================================================================================


Open call option contracts written at April 30, 2002 were as follows:

                                                                                                 APRIL 30,        UNREALIZED
                                                 CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2002         APPRECIATION
ISSUE                                             MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    (DEPRECIATION)
-----                                            --------    ------    ---------    --------    ------------    --------------
3M Co.                                            May-02      $125          200     $74,298       $ 57,500        $  16,798
------------------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch Co.-Class A                   Aug-02        35          300      78,598         33,750           44,848
------------------------------------------------------------------------------------------------------------------------------
AOL Time Warner Inc.                              May-02        20          550      61,598         26,125           35,473
------------------------------------------------------------------------------------------------------------------------------
Laboratory Corp. of                               May-02       100          174      28,187         37,410           (9,223)
------------------------------------------------------------------------------------------------------------------------------
America Holdings Merck & Co., Inc.                May-02        55          320      30,159         25,600            4,559
------------------------------------------------------------------------------------------------------------------------------
QUALCOMM Inc.                                     Jun-02        35          500      80,997         50,000           30,997
------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                            May-02        70          375      45,749        150,000         (104,251)
==============================================================================================================================
                                                                          2,419     $399,586      $380,385        $  19,201
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 9--PUT OPTION CONTRACTS

Transactions in put options contracts written during the six months ended April 30, 2002 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              ------------------------
                                                               NUMBER
                                                                 OF         PREMIUMS
                                                              CONTRACTS       PAID
                                                              ---------    -----------
Beginning of period                                             1,368      $   343,344
--------------------------------------------------------------------------------------
Purchased                                                       7,098        1,834,089
--------------------------------------------------------------------------------------
Closed                                                         (3,066)      (1,094,849)
--------------------------------------------------------------------------------------
Exercised                                                        (600)         (61,838)
--------------------------------------------------------------------------------------
Expired                                                        (4,050)        (669,252)
======================================================================================
End of period                                                     750      $   351,494
______________________________________________________________________________________
======================================================================================


Open put option contracts written at April 30, 2002 were as follows:

                                                                                                  APRIL 30,
                                                  CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2002         UNREALIZED
ISSUE                                              MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    APPRECIATION
-----                                             --------    ------    ---------    --------    ------------    ------------
L-3 Communications Holdings, Inc.                  Jul-02      $100        750       $351,494      $84,375         $267,119
_____________________________________________________________________________________________________________________________
=============================================================================================================================


NOTE 10--SHARE INFORMATION


Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31,2001 were as follows:

                                                                      SIX MONTHS
                                                                        ENDED                        YEAR ENDED
                                                                    APRIL 30, 2002                OCTOBER 31, 2001
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    -------------
Sold:
  Class A                                                        528,635    $  4,815,088      3,592,948    $  42,718,510
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        152,642       1,367,439      1,395,339       16,582,345
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        128,900       1,142,303        687,315        8,289,053
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        783,366        9,557,193
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        593,078        7,206,287
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        236,058        2,868,267
========================================================================================================================
Reacquired:
  Class A                                                     (4,162,198)    (37,610,627)   (12,454,161)    (137,149,293)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,504,950)    (22,205,078)    (6,396,626)     (67,910,938)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,289,023)    (11,405,756)    (2,288,820)     (24,530,288)
========================================================================================================================
                                                              (7,145,994)   $(63,896,631)   (13,851,503)   $(142,368,864)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1999
                                                           SIX MONTHS              YEAR         THREE MONTHS    (DATE OPERATIONS
                                                             ENDED                 ENDED          ENDED         COMMENCED) TO
                                                           APRIL 30,             OCTOBER 31,    OCTOBER 31,       JULY 31,
                                                            2002(a)               2001(a)        2000(a)            2000
                                                           ----------            -----------    ------------    -----------------
Net asset value, beginning of period                        $   8.83              $  13.60        $  13.12          $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                          (0.01)(b)             (0.03)             --             (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.44)                (4.37)           0.48              3.13
=================================================================================================================================
    Total from investment operations                           (0.45)                (4.40)           0.48              3.12
=================================================================================================================================
Less distributions from net realized gains                        --                 (0.37)             --                --
=================================================================================================================================
Net asset value, end of period                              $   8.38              $   8.83        $  13.60          $  13.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                (5.10)%              (33.10)%          3.66%            31.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $132,138              $171,324        $373,614          $138,205
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense):
  With fee waivers                                              1.22%(d)              2.16%           2.07%(e)          2.41%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.32%(d)              2.26%           2.10%(e)          2.49%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense):
  With fee waivers                                              1.11%(d)              2.12%           2.03%(e)          2.34%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.21%(d)              2.22%           2.06%(e)          2.42%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.30)%(b)(d)         (0.30)%          0.04%(e)         (0.20)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short sale
  expense to average net assets                                 0.11%(d)              0.04%           0.04%(e)          0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           89%                  269%             38%              125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.28)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $158,048,292.
(e)  Annualized.


                                                                                            CLASS B
                                                                ---------------------------------------------------------------
                                                                                                                 MARCH 31, 2000
                                                                SIX MONTHS          YEAR         THREE MONTHS    (DATE SALES
                                                                  ENDED             ENDED          ENDED         COMMENCED) TO
                                                                APRIL 30,         OCTOBER 31,    OCTOBER 31,      JULY 31,
                                                                 2002(a)           2001(a)        2000(a)           2000
                                                                ----------        -----------    ------------    --------------
Net asset value, beginning of period                             $   8.74          $  13.55        $  13.10         $  12.81
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)(b)         (0.12)          (0.02)           (0.02)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.43)            (4.32)           0.47             0.31
===============================================================================================================================
    Total from investment operations                                (0.48)            (4.44)           0.45             0.29
===============================================================================================================================
Less distributions from net realized gains                             --             (0.37)             --               --
===============================================================================================================================
Net asset value, end of period                                   $   8.26          $   8.74        $  13.55         $  13.10
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                     (5.49)%          (33.53)%          3.44%            2.26%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $116,097          $143,331        $282,120         $102,795
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                   1.97%(d)          2.92%           2.77%(e)         3.10%(e)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.97%(d)          2.92%           2.77%(e)         3.18%(e)
===============================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                   1.86%(d)          2.88%           2.73%(e)         3.03%(e)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.86%(d)          2.88%           2.73%(e)         3.11%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets         (1.05)%(b)(d)     (1.06)%         (0.66)%(e)       (0.89)%(e)
===============================================================================================================================
Ratio of interest expense and dividends on short sale
  expense to average net assets                                      0.11%(d)          0.04%           0.04%(e)         0.07%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                                89%              269%             38%             125%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (1.04)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $136,519,677.
(e)  Annualized.

LARGE CAP OPPORTUNITIES FUND


                                                                                           CLASS C
                                                             -------------------------------------------------------------------
                                                                                                                  MARCH 31, 2000
                                                             SIX MONTHS                           THREE MONTHS    (DATE SALES
                                                              ENDED                YEAR ENDED       ENDED         COMMENCED) TO
                                                             APRIL 30,             OCTOBER 31,    OCTOBER 31,      JULY 31,
                                                             2002(a)                2001(a)        2000(a)           2000
                                                             ----------            -----------    ------------    --------------
Net asset value, beginning of period                          $  8.73                $ 13.55        $  13.09         $ 12.81
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.05)(b)              (0.12)          (0.02)          (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.42)                 (4.33)           0.48            0.30
================================================================================================================================
    Total from investment operations                            (0.47)                 (4.45)           0.46            0.28
================================================================================================================================
Less distributions from net realized gains                         --                  (0.37)             --              --
================================================================================================================================
Net asset value, end of period                                $  8.26                $  8.73        $  13.55         $ 13.09
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                 (5.38)%               (33.60)%          3.51%           2.19%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,845                $59,675        $111,084         $34,972
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales expense):
  With fee waivers                                               1.97%(d)               2.92%           2.77%(e)        3.10%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.97%(d)               2.92%           2.77%(e)        3.18%(e)
================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales expense):
  With fee waivers                                               1.86%(d)               2.88%           2.73%(e)        3.03%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.86%(d)               2.88%           2.73%(e)        3.11%(e)
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (1.05)%(b)(d)          (1.06)%         (0.66)%(e)      (0.89)%(e)
================================================================================================================================
Ratio of interest expense and dividends on short sale
  expense to average net assets                                  0.11%(d)               0.04%           0.04%(e)        0.07%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            89%                   269%             38%            125%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (1.04)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $56,122,922.
(e)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            TRANSFER AGENT
Carl Frischling                                   Stuart W. Coco
                                                  Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                                          P.O. Box 4739
                                                  Melville B. Cox                           Houston, TX 77210-4739
Lewis F. Pennock                                  Vice President
                                                                                            CUSTODIAN
Ruth H. Quigley                                   Edgar M. Larsen
                                                  Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                                              225 Franklin Street
                                                                                            Boston, MA 02110

                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS  A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976
        MORE AGGRESSIVE                  MORE AGGRESSIVE              and manages approximately $158 billion in assets for
                                                                      more than 9 million shareholders, including individual
AIM Small Cap Opportunities(1)   AIM Developing Markets               investors, corporate clients and financial institutions.*
AIM Mid Cap Opportunities(1)     AIM European Small Company
AIM Large Cap Opportunities(1)   AIM Asian Growth                        The AIM Family of Funds--Registered Trademark-- is
AIM Emerging Growth              AIM International Emerging Growth    distributed nationwide. AIM is a subsidiary of AMVESCAP PLC,
AIM Small Cap Growth(2)          AIM Global Aggressive Growth         one of the world's largest independent financial services
AIM Aggressive Growth            AIM European Development             companies with $400 billion in assets under management.*
AIM Mid Cap Growth               AIM Euroland Growth
AIM Dent Demographic Trends      AIM International Equity
AIM Constellation                AIM Global Growth
AIM Large Cap Growth             AIM Worldwide Spectrum
AIM Weingarten                   AIM Global Trends
AIM Small Cap Equity             AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                       MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                            MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity        AIM New Technology
AIM Charter                      AIM Global Telecommunications and Technology
AIM Basic Value                  AIM Global Energy(5)
AIM Large Cap Basic Value        AIM Global Infrastructure
AIM Balanced                     AIM Global Financial Services
AIM Basic Balanced               AIM Global Health Care
                                 AIM Global Utilities
        MORE CONSERVATIVE        AIM Real Estate(6)

                                                MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

        MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund.
(6)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 3/31/02                                          [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       LCO-SAR-1

A I M DISTRIBUTORS, INC.